Summary of Financial Information for Discontinued Operations (Detail) $ in Thousands	12 Months Ended
Dec. 31, 2017 USD ($)
Discontinued Operations And Disposal Groups [Abstract]
Loss before income tax	$ (693)
Loss from discontinued operations, net of income tax	(693)
Prepaid expenses and other receivables	79
Total assets	79
Accrued expenses and other payables	128
Total liabilities	128
Net liabilities of discontinued operations	$ (49)